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                      VANGUARD(R) HIGH-YIELD CORPORATE FUND
                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 27, 2003

             IMPORTANT CHANGES TO VANGUARD HIGH-YIELD CORPORATE Fund

FUND TEMPORARILY CLOSED TO NEW ACCOUNTS
Effective  as of the close of business  on June 12,  2003,  Vanguard  High-Yield
Corporate Fund will no longer accept new accounts. The Fund will remain closed for at least three months, with no specific time frame for when the Fund will reopen.

LIMITS ON ADDITIONAL INVESTMENTS BY EXISTING SHAREHOLDERS
Existing shareholders of Vanguard High-Yield Corporate Fund may invest up to $100,000 per year in the Fund during the closed period. This $100,000 limit applies to the total amount invested in all Fund accounts registered to the same Social Security or taxpayer identification number. Investments made on or before June 12, 2003, will not count toward the $100,000 limit, nor will dividend and capital gains reinvestments.

ELECTRONIC TRANSACTIONS
During the closed period, it will not be possible to purchase Vanguard High-Yield Corporate Fund shares through Vanguard's website or Tele-Account(R) service. Shareholders, however, may continue to redeem fund shares using these electronic methods.

Vanguard High-Yield Corporate Fund may modify these policies at any time without advance notice to shareholders. Please call Vanguard's Investor Information Department at 1-800-662-7447 for more detailed information about the Fund's transaction policies.










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Vanguard Marketing Corporation, Distributor.                         PS29 062003